2013 Credit Suisse Energy Summit February 6, 2013 Dick Alario Chairman, President and Chief Executive Officer Exhibit 99.1

Safe Harbor Language
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on Key's current expectations, estimates and projections about Key, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding future operational expectations and anticipated financial performance.  No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,”
“believes,” “anticipates” and similar phrases.
Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to:  risks that Key will be unable to achieve its financial and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that Key’s expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in
Key’s businesses, or could further deteriorate or worsen from  the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks relating to Key’s ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks affecting
Key’s international operations, including risks that Key may not be able to achieve its international growth and mobilization strategy in the foreign countries in which Key operates; risks associated with the recently completed sale of Key’s Argentine operations, including risks that Key may be unable to achieve the benefits contemplated under the transaction; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting Key’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.
Because such statements involve risks and uncertainties, Key's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect
Key's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current
Reports on Form 8-K and in other Securities and Exchange Commission filings.  Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here.  However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.

3Q 2012 Revenue Split(1)
International 19%
U.S. Rigs 41%
Fishing & Rental 13%
Coiled Tubing 11%
Fluid Management 17%

3
Service Offering
Rig Services
• Heavy Workover
• Horizontal Well Completions
• Re-completions
• Specialty Drilling
• Repair & Maintenance
• Plugging & Abandonment
Fluid Management Services
• Fluid Transportation
• Fluids Disposal
• Storage Tank Rental
• Total Field Fluid Logistics Management
• Fresh & Brine Water Supply
Coiled Tubing Services
• Wellbore Cleanout
• Multi-stage Frac Plug Milling
• Plug Setting & Retrieval
• Logging & Perforating Tool
Deployment
• Remedial Repair & Maintenance
Fishing & Rental Services
• Drill Pipe & Tubing Rental
• Pressure & Flow Control
Equipment Rental
• Edge Frac Stacks & Well Testing
• Pipe & Downhole Tool Retrieval
(1) Results from Continuing Operations, which exclude Key’s Argentina operations. Key’s Argentina operations were sold effective September 14,
2012 and were reported as discontinued operations for the above stated
periods.
2011 3Q 2012 YTD
Revenue % Of Revenue % Of
(In millions) Total (In millions) Total
U.S.
    Rig Services $726 42% $614 41%
    Fluid Management Services $388 22% $277 19%
    Coiled Tubing Services $232 13% $162 11%
    Fishing & Rental Services $184 11% $202 14%
International
(1)
$199 12% $239 16%
Total Revenue
(1)
$1,729 100% $1,494 100%

Key Energy Services

PEMEX
Chevron
ecopetrol
OXY
Marathon Oil Corporation
ExxonMobil
HESS
AERA
Anadarko Petroleum Corporation
devon
ConocoPhillips
eog resources
LUKOIL OIL COMPANY
Chesapeake
CIMAREX

Key’s Global Presence
Globally recognized franchise of safe, consistent and reliable job execution with a broad customer base.
Well Servicing
Workover
Drilling & Completion
Reservoir Engineering
Well Servicing
Workover
Drilling & Completion
Fluid Management
Coiled Tubing
Fishing & Rental
Frac Stack Rental
Well Testing
Well Servicing
Workover
Completion
Coiled Tubing
Wireline
Reservoir Engineering
Well Servicing
Workover
Completion
Well Servicing
Workover
Completion

U.S. Market
Source: Smith Bits; through 1/25/2013.
0
50
100
150
200
250
300
2009 2010 2011 2012 2013
Eagle Ford
0
50
100
150
200
250
2009 2010 2011 2012 2013
Bakken
0
100
200
300
400
500
2009 2010 2011 2012 2013
Permian Basin
Drilling Rig Count Horizontal Rig Count
2009 2010 2011 2012 2013
0
10
20
30
40
50
60
West Coast
0
50
100
150
200
250
2009 2010 2011 2012 2013
Haynesville
0
20
40
60
80
100
120
140
160
2009 2010 2011 2012 2013
Marcellus / Utica
Drilling Rig Count Horizontal Rig Count
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
0
250
500
750
1,000
1,250
1,500
1,750
2,000
2009 2010 2011 2012 2013
Total U.S. Onshore Drilling Rig Counts
Onshore Oil-Directed Rigs Onshore Gas-Directed Rigs
Horizontal Rig Count (%) Oil-Directed Rigs (%)
California,
Eagle Ford
and Bakken
Permian
Basin
Other Oil
Markets
Haynesville
Other Gas
Markets
Key's Estimated 3Q 2012
U.S. Revenue Split by Market
~25%
~15%
~5%
~10%
~45%

Key Energy Services

U.S. Horizontal Oil and Gas Wells

Horiz Oil Wells (Left Axis)
Horiz Gas Wells (Left Axis)
% Horiz Oil vs Total Oil (Right Axis)
% Horiz Gas vs Total Gas (Right Axis)
# of Wells (000's)
0
5
10
15
20
25
30
35
40
45
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
2005
2006
2007
2008
2009
2010
2011
2012E
2013E

Source: World Oil, Spears & Associates, Key Energy Services.

Growing Backlog of Potential Horizontal Well Interventions
The secular growth in producing horizontal wells should lead to increased demand for
Key’s higher capability workover rigs and higher well intervention service intensity.
550 HP Rig with 116’ Derrick and
425 HP Rig with 102’ Derrick

U.S. Revenue Potential for Underutilized Assets
We believe there is approximately 25% to 30% additional U.S. revenue potential if
Key’s existing service capacity were operating at effective full utilization levels of 90%.
$0
$100
$200
$300
$400
$500
$600
U.S. Rigs Fluid Management
Services
Coiled Tubing
Services
Fishing & Rental
Services
U.S. Total
Source: Key Energy Services, Inc.
Hypothetical Additional Quarterly Revenue Potential*
Q3 2012 Actual Reported Revenue
* Represents hypothetical additional revenue that might have been generated if all of
Key's existing assets had been operating at full effective utilization of 90% and at the same pricing levels that were realized during the third quarter.

Oil Well Life Cycle Exposure
Key’s growing toolbox of service solutions deliver value throughout the well’s life cycle.
Rig Services
Coiled Tubing Services
Fluid Management Services
Fishing & Rental Services
Drill & Complete Production Abandonment
Horizontal well completions
Specialty fit-for-purpose drilling
Logistics management: fluid
delivery, storage and disposal
Pre-frac wellbore preparation
Post-frac plug milling
Premium drill pipe and blowout
preventers
Frac stack assemblies and well
testing
Fishing services
Heavy workovers
Repair and maintenance
Re-completions
Produced water handling and
disposal
Wellbore cleanouts
Slim-hole drill-outs
Remedial well stimulation
Workstring and tubing rental
Fishing services
Well prep and pipe
removal
Fishing and pipe recovery
Fluid delivery and disposal
Fluid treatments and
cementing

International Markets
Heavy Workover Rig in Mexico
Key has generated strong international growth.
$12
$57
$129
$101
$199
$138
$239
$0
$50
$100
$150
$200
$250
$300
2007 2008 2009 2010 2011 Q1-Q3
2011
Q1-Q3
2012
Historical International Revenue Growth*
Source: Key Energy Services,Inc.
73% Y/Y
52% CAGR
2008 - 2011
*Excluding Argentina for all periods.
Argentina was was sold in September 2012.

PEMEX ATG Oil Production and Key Interventions
Oil Production (bpd)
Well Interventions
80
75
70
65
60
55
50
45
40
35
30
160
140
120
100
80
60
40
20
0
2010
2011
2012
ATG Net Oil Production (Mbpd)
Key Interventions per Month

Source: Petroleos Mexicanos (PEMEX), Key Energy Services.

10 Well Interventions Drive Value Key’s growth in well interventions contributes to production growth in PEMEX’s ATG asset.

11 • Reduce costs and improve U.S. operating efficiencies. • Capitalize on international growth opportunities. • Use free cash flow to enhance shareholder value. 2013 Focus

HOOK LOAD
LEARN LOW REQUIRED
ZERO WEIGHT REQUIRED
KeyView

Hours / Job

Appendix - The KeyView
®
System
The KeyView
®
System is a proprietary technology that provides equipment-verified data to achieve enhanced operational IQ.
• Patented system with job activity monitoring, recording
capabilities and automated controls that provides
operators with an “intelligent” rig that can meaningfully
improve job safety, quality and efficiency.
• Safety incidents reduced by as much as 56%.
• Job quality improved by as much as 63%.
• Efficiency improved by as much as 50%.
• Real-time analytics and advanced benchmarking yield
actionable efficiency gain opportunities.
• Growing database of >50,000 jobs allows for historical
and peer comparison.
0
10
20
30
40
50
60
Typical Permian
Basin Job
Typical Bakken
Shale Job
Pipe Tripping
Transition
Workover Activity
Well Control
Stand-by
Mobilization
Crew Break
BOP/TAC/PKR
Other
Safety
Source:Key Energy Services, Inc.

14 Appendix – Class 4, 500 HP Heavy Workover Rig 14

15 Appendix – Class 5, 1,000 HP Modular Completion Rig 15

16 Appendix – Extended Reach Coiled Tubing Unit 16

15K Sand Separator
rac Stack
Test Separator
Plug Valve
Manifold
Gate Valve
Manifold
Hydraulic Choke
Plug Catcher
EDGE
A Division of Key Energy Services

17 Appendix – Frac Stack Equipment Layout 17